UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 8, 2011
(Date of Report/Date of earliest event reported)
SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN	1-7626	39-0561070
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)

(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The Board of Directors of Sensient Technologies Corporation (“Sensient”) has adopted a “clawback” policy, effective January 1, 2012, that provides for the recovery of incentive compensation (including any equity awards) from its executive officers in the event of a financial restatement for which the executive was at fault. The right of recovery and corresponding reimbursement obligations are incorporated into all awards of incentive compensation after the date the policy was adopted. This policy is filed as Exhibit 10.1 to this Current Report on Form 8-K and has also been posted on Sensient’s website.

ITEM 8.01	OTHER EVENTS.

During December 2011, Sensient’s Board of Directors adopted more robust stock ownership guidelines, including a “hold-to-retirement” stock ownership policy (with limited exceptions), for both elected officers and independent directors.  The new policies for elected officers and directors are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and have also been posted on Sensient’s website.

The Board of Directors also adopted an executive equity plan amendment that Sensient will be asking its shareholders to review and approve at the 2012 annual meeting of shareholders.  The proposed amendment adds flexibility to issue options (including performance-based options) in the future if circumstances warrant and includes explicit safeguards against recycling, repricing or buyouts of shares.  The amendment also authorizes the issuance of 1,850,000 shares (an increase of 350,000 shares, which is less than 0.7% of Sensient shares currently outstanding).  The proposed Amended and Restated 2007 Stock Plan, which remains subject to shareholder approval,  is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 10.1	Sensient Technologies Corporation Policy on Recovery of Incentive Compensation from Executives
Exhibit 99.1	Sensient Technologies Corporation Stock Ownership Guidelines for Elected Officers
Exhibit 99.2	Sensient Technologies Corporation Stock Ownership Guidelines for Independent Directors
Exhibit 99.3	Sensient Technologies Corporation Amended and Restated 2007 Stock Plan (Proposed)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION
(Registrant)

By:	/s/ John L. Hammond
Name:	John L. Hammond
Title:	Senior Vice President, General Counsel and Secretary

Date: January 6, 2012

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EXHIBIT INDEX

Exhibit 10.1	Sensient Technologies Corporation Policy on Recovery of Incentive Compensation from Executives
Exhibit 99.1	Sensient Technologies Corporation Stock Ownership Guidelines for Elected Officers
Exhibit 99.2	Sensient Technologies Corporation Stock Ownership Guidelines for Independent Directors
Exhibit 99.3	Sensient Technologies Corporation Amended and Restated 2007 Stock Plan (Proposed)